UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2021

StoneCastle Financial Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-189307	90-0934878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Fillmore Street, Suite 325, Denver, Colorado	80206
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 398-2929

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	BANX	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 20, 2021, StoneCastle Financial Corp. entered into an At Market Issuance Sales Agreement with B. Riley Securities, Inc. (the “Agent”) in connection with the issuance and sale of up to $30,000,000 of the Company’s shares of common stock, from time to time, through the Agent as the Company’s agent, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Offering”).

The Offering was made pursuant to the Company’s registration statement on Form N-2 (File Nos. 333-251349; 811-22853), originally filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2020 and declared effective on May 28, 2021, a base prospectus dated May 26, 2021 and a prospectus supplement dated October 20, 2021.

The legal opinion, and the related consent, of Troutman Pepper Hamilton Sanders LLP relating to the issuance and sale of the shares of Common Stock issued in the Offering is filed as Exhibits 5.1 and 23.1 hereto, respectively.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Agreement has been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement.

Item 8.01	Other Events.

On October 21, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP
10.1	Agreement, dated as of October 20, 2021, by and among StoneCastle Financial Corp. and the investors named therein
23.1	Consent of Troutman Pepper Hamilton Sanders LLP
99.1	Press Release, dated October 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONECASTLE FINANCIAL CORP.

Date:	October 21, 2021

		By:	/s/ Patrick J. Farrell
Name: Patrick J. Farrell
Title: Chief Financial Officer

Exhibit Index

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP
10.1	Agreement, dated as of October 20, 2021, by and among StoneCastle Financial Corp. and the investors named therein
23.1	Consent of Troutman Pepper Hamilton Sanders LLP
99.1	Press Release, dated October 21, 2021